October 2024 NYSE: FBMS

2 Safe Harbor & Forward Looking Statements ABOUT THE FIRST BANCSHARES, INC. The First Bancshares, Inc. (“FBMS” or the “Company”), headquartered in Hattiesburg, Mississippi, is the parent company of The First Bank. Founded in 1996, The First has operations in Mississippi, Louisiana, Alabama, Florida and Georgia. The Company’s stock is traded on the New York Stock Exchange under the symbol FBMS. Contact: Chandra Kidd, Corporate Secretary. NON-GAAP FINANCIAL MEASURES Our accounting and reporting policies conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of our performance. This presentation includes the following non-GAAP financial measures: Diluted Earnings Per Share, Operating; Net Income, Operating; Return on Average Assets (ROAA), Operating; Pre-Tax Pre-Provision Return on Average Assets (PTPP ROAA), Operating; Return on Average Tangible Common Equity (ROATCE); Return on Average Tangible Common Equity (ROATCE), Operating; Efficiency Ratio, Operating; Net Interest Margin (NIM), Fully Tax Equivalent (FTE); Net Interest Income, FTE; Core Net Interest Margin, FTE; Yield on Securities, FTE; Pre-Tax Pre Provision Income, Operating; Non-Interest Income, Operating; Adjusted Operating Revenue; Adjusted Operating Expense; Tangible Assets; Tangible Common Equity; Tangible Book Value per Share; Tangible Common Equity to Tangible Assets Ratio (TCE/TA); and certain ratios derived from these non-GAAP financial measures. The Company believes that the non-GAAP financial measures included in this presentation allow management and investors to understand and compare results in a more consistent manner for the periods presented in this press release. Non-GAAP financial measures should be considered supplemental and not a substitute for the Company’s results reported in accordance with GAAP for the periods presented, and other bank holding companies may define or calculate these measures differently. Fully-tax equivalent, or "FTE", financial metrics are measures used by management to evaluate the corresponding GAAP financial metrics in a manner that takes into account the tax benefits associated with income sources that are exempt from state or federal taxes. Core Net Interest Margin is used by management to measure the net return on earnings assets, which includes investment securities, loans, and leases but excludes certain income and expense items that the Company's management considers to be non-core/adjusted in nature. Similarly, "operating" financial metrics, including Adjusted Operating Revenue, Adjusted Operating Expense, Operating Efficiency Ratio and Diluted Earnings Per Share, Operating, are used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Management uses "tangible" financial metrics, including Tangible Common Equity and Tangible Book Value, to measure the value of the Company's assets net of intangible assets, such as goodwill. These non-GAAP financial measures should not be considered in isolation and do not purport to be an alternative to their most comparable GAAP measures. A reconciliation of these non-GAAP financial measures to the most comparable GAAP measure is provided in the appendix to this presentation. FORWARD LOOKING STATEMENTS This communication contains statements that constitute “forward looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential,” “positioned” and other similar words and expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risk and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that might cause such differences include, but are not limited to: (1) competitive pressures among financial institutions increasing significantly; (2) prevailing, or changes in economic or political conditions, either nationally or locally, particularly in areas in which the Company conducts operations, including the effects of declines in the real estate market, high unemployment rates, inflationary pressure, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing; (3) interest rate risk, including the effects of elevated interest rates; (4) developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; (5) changes in applicable laws, rules, or regulations; (6) risks related to the Company’s recently completed acquisitions, and risks related to the planned merger with Renasant Corporation (the "Merger"), including the fluctuation of the market value of the consideration to be paid to the Company's shareholders in the Merger, the risks related to our combined businesses, expenses related to the Merger and integration of the combined entity, the risks that the Merger may not occur, and the risk of litigation related to the Merger; (7) changes in management’s plans for the future; (8) credit risk associated with our lending activities; (9) changes in loan demand, real estate values, or competition; (10) changes in accounting principles, policies, or guidelines; (11) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic and related variants; (12) higher inflation and its impacts; (13) significant turbulence or disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities; (14) potential impacts of the recent adverse developments in the banking industry highlighted by high-profile bank failures, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; (15) the effects of war or other conflicts including the impacts relating to or resulting from Russia’s military action in Ukraine or the conflict in Israel and surrounding areas; and (16) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this communication, any exhibits hereto or any related documents, the Company claims protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

1.83% Cost of Deposits 15.4% Total Capital Ratio 5th Largest Bank Headquartered in MS $8.0bn Total Assets $22,500 Average Deposit Size (2) 3 Our Company Company Overview 81% Loans / Deposits 12.5% CET1 Ratio Data as of or for the three months ended 9/30/24 (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” (2) Excludes public funds and ICS accounts 1.38% PTPP ROAA, Operating (1) 0.03% NCOs / Total Loans, Annualized 1.05% ACL / Total Loans AL FL GA LA MS Pensacola Jacksonville Tallahassee Tampa New Orleans Baton Rouge Jackson Birmingham Columbus Orlando Huntsville Montgomery Atlanta Destin St. Marys Valdosta Waycross GulfportMobile Hattiesburg Starkville Savannah Brunswick Albany Cape Coral Destinlf rt Mobile Macon FBMS Branch (110) FBMS LPO (5) Sc al e C ap it al C re d it 2.53% Cost of IB Deposits 27% DDA DepositsD ep o si ts Li q u id it y P ro fi ta b ili ty Tampa

Q3 2024 Highlights Key Highlights Data as of or for the three months ended 9/30/24 (1) Excludes public funds and ICS accounts (2) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” 4 Financial Results $0.59 $0.65 $18,571 $20,507 0.94% 1.03% 11.6% 12.8% 64.2% 60.6% 3.33% 3.38% 3.26% Diluted Earnings Per Share Diluted Earnings Per Share, Operating (2) Net Income ($000) Net Income, Operating ($000) (2) Reported ROAA ROAA, Operating (2) Reported ROATCE (2) ROATCE, Operating (2) Efficiency Ratio Efficiency Ratio, Operating (2) NIM NIM, FTE (2) Core NIM, FTE (2) ▪ Deposits ─ 27% of deposits are demand, a decrease from 28% in Q2 ’24 ─ $200 million of brokered deposits as of 9/30/24 ─ Average deposit size of $22 thousand (1) ─ Uninsured deposits equal to 15.0% of total deposits ▪ Loans ─ Average loan size of ~$246 thousand ─ Q3 ’24 new loan production of $364.8 million with a blended yield of 7.89% ─ C&D loan concentration as a percentage of bank total capital: 69% ─ CRE loan concentration as a percentage of bank total capital: 221% ▪ Capital ─ TCE/TA: 8.9% (2) ─ Leverage: 10.3% ─ CET1: 12.5% ─ Total Risk-Based Capital: 15.4% ▪ Credit ─ NPAs / Total Assets of 0.31% this quarter ─ NCOs / Total Loans of 0.03% this quarter ▪ Allowance for Credit Losses ─ ACL / Loans remains stable at 1.05%, unchanged from last quarter ▪ Net Interest Margin ─ Expansion in NIM, FTE (2) of 6 bps to 3.38% ─ Increase in Core NIM, FTE (2) of 7 bps to 3.26% Q3 2024

New Orleans Mobile Baton Rouge Jackson Tallahassee Montgomery Shreveport Columbus Evolution of Our Franchise December 31, 2009 FBMS Branch (9) Hattiesburg Source: S&P Global Market Intelligence, Company documents Data as of 12/31 of each year, respectively; Q1 ’24 data as of 3/31/24; Q2 ’24 data as of 6/30/24; Q3 ’24 data as of 9/30/24 September 30, 2024 Valdosta Tallahassee Tampa Orlando Pensacola Atlanta Montgomery Birmingham Hattiesburg JacksonShreveport Baton Rouge Houston New Orleans Mobile FBMS Branch (110) FBMS LPO (5) $503 $500 $540 $571 $647 $698 $830 $986 $1,080 $1,166 $1,889 $2,413 $2,178 $2,136 $2,101 $2,103 $2,103 $181 $181 $370 $447 $447 $447 $827 $1,924 $2,307 $3,264 $3,664 $4,284 $5,863 $5,863 $5,863 $5,863 $681 $721 $941 $1,094 $1,145 $1,277 $1,813 $3,004 $3,473 $5,153 $6,077 $6,462 $7,999 $7,964 $7,966 $7,966 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1 '24 Q2 '24 Q3 '24 Acquired Organic Total Assets ($mm) – Organic and Acquisitive Growth 5

Improving Geographic Diversification of our Balance Sheet 6 2015 Deposits by State September 30, 2024 Deposits by State 2009 and 2015 data as of 6/30 2015 Loans by State September 30, 2024 Loans by State2009 Loans by State 2009 Deposits by State Mississippi 100% Mississippi 100% Mississippi 70% Alabama 23% Louisiana 7% Mississippi 73% Alabama 23% Louisiana 4% Mississippi 25% Alabama 8% Florida 24% Louisiana 14% Georgia 29% Mississippi 32% Alabama 12% Florida 21% Louisiana 10% Georgia 25%

7 FINANCIAL RESULTS

EPS Net Income ($mm) 8 Pre-tax Pre Provision Income ($mm), Operating (1) PTPP ROAA, Oper. (1) Annual data for the twelve months ended 12/31 of each respective year; quarterly data for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” Historical Performance Over Time Fourteen Years of Record Earnings $0.82 $1.16 $0.96 $1.19 $1.55 $1.57 $1.11 $1.62 $2.55 $2.52 1.38%1.49%$3.03 1.33% 1.24% 1.36% 1.63%$2.39 1.38% 1.78% 1.81% 1.31% $2.5 $3.6 $4.2 $6.3 $8.5 $9.7 $10.6 $21.2 $43.7 $52.5 $64.2 $62.9 $20.5 $18.9 $19.3 $20.8 $25.9 $22.2 $35.7 $35.7 $31.9 $25.9 $26.6 $27.4 $27.5 $68.3 $96.7 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q3 '21Q4 '21Q1 '22Q2 '22Q3 '22Q4 '22Q1 '23Q2 '23Q3 '23Q4 '23Q1 '24Q2 '24Q3 '24 $75.5 $5.4 $21.3 1.62%$2.84 Operating Income 1.33% 1.38%

Net Interest Income Over Time 3.74% 3.99% 3.59% 3.44% 3.70% 3.72% 3.71% Net Interest Income ($mm) NIM, FTE (1) 3.83% 3.94% 4.02% Annual data for the twelve months ended 12/31 of each respective year; quarterly data for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” 3.13% 3.38%3.25% 9 3.64% 3.14% 2.78% 3.09% 3.50%3.19% 3.37% 3.69% 3.82% 3.52%3.59% 3.33% $16.3 $19.1 $22.2 $28.4 $33.4 $37.0 $40.3 $59.2 $84.9 $121.8 $152.7 $157.1 $177.8 $249.3 $40.0 $39.8 $38.6 $42.1 $49.1 $47.9 $64.9 $66.0 $60.7 $57.7 $57.3 $57.8 $59.0 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q3 '21Q4 '21Q1 '22Q2 '22Q3 '22Q4 '22Q1 '23Q2 '23Q3 '23Q4 '23Q1 '24Q2 '24Q3 '24 3.26% 3.32%

Historical Cost and Yield Analysis 10Data as of or for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” Quarterly Yields & Costs (%) 1.21% 1.54% 1.78% 1.78% 1.83% 3.52% 3.33% 3.26% 3.32% 3.38% 5.92% 6.03% 6.11% 6.02% 6.21% 2.47% 2.59% 2.70% 2.87% 2.79% 3.27% 3.14% 3.10% 3.19% 3.26% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Cost of Deposits NIM (FTE) Yield on Loans Yield on Securities (FTE) Core NIM (FTE) (1)(1) (1)

11 NIM Impact for the Quarter Drivers of Change Q2 ‘24 to Q3 ‘24 Data as of or for the three months ended 6/30/24 and 9/30/24, respectively (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” N IM , F T E (1) C o re N IM , F TE (1) 3.32% 21 bps (5) bps (4) bps (1) bps (3) bps (3) bps 3.38% Q2 '24 NIM Loan Yield with Fees Securities Yield Borrowings Long-Term Debt Deposit Cost Other Q3 '24 NIM 3.19% 21 bps (5) bps (4) bps (1) bps (3) bps 0 bps (3) bps 3.26% Q2 '24 NIM Loan Yield with Fees Securities Yield Borrowings Long-Term Debt Deposit Cost Purchase Accounting Adjustment Other Q3 '24 NIM

Historical Profitability Trends 12Data as of or for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” Reported ROAA (%) ROAA, Operating (%) (1) Reported ROATCE (%) (1) ROATCE, Operating (%) (1) PTPP ROAA, Oper. (1) 1.22% 0.95% 1.03% 1.01% 1.03% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 17.4% 7.9% 13.5% 12.6% 11.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 17.2% 13.4% 13.5% 12.8% 12.8% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 1.24% 0.56% 1.03% 0.99% 0.94% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 1.33%1.62% 1.31% 1.38% 1.38%

Service Charges on Deposits 30% Mortgage 8% Interchange Fee Income 36% Other Charges and Fees 26% 13 Historical Profitability Trends Non-interest Income, Oper. / Adj. Operating Revenue (%) (1) Non-interest Income Q3 ‘24 (%) Efficiency Ratio, Operating (%) (1) Adjusted Operating Expense / Average Assets (%) (1) Data as of or for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” 56.1% 62.0% 61.1% 60.6% 60.6% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 17.7% 17.7% 17.9% 18.2% 17.1% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 2.13% 2.21% 2.17% 2.20% 2.21% 1.00% 1.50% 2.00% 2.50% Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24

14 DEPOSIT AND LOAN INFORMATION

0.18% 0.15% 0.21% 0.52% 0.72% 0.91% 1.21% 1.54% 1.78% 1.78% 1.83% 1.81% 1.86% 1.81% Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 July '24 Aug '24 Sept '24 15 Deposit Composition Growth Historical Deposit Composition Cost of Total Deposits Over Time (%) Dollars in millions unless otherwise noted Annual data as of or for the twelve months ended each respective year; quarterly data as of or for the three months ended each respective quarter (1) Southeast median includes banks headquartered in the Southeast with total assets between $1 billion to $25 billion; Excludes merger targets DDA / Total Deposits Over Time (%) (1) Q3 ’24 Deposit Portfolio Summary and Composition MonthlyQuarterlyDeposits: $6.6B Uninsured Deposits: 15.0% Average Deposit Size: ~$22,500 Total Deposit Accounts: ~214,000 Commercial Accounts: ~34,500 Personal Accounts: ~179,500 $1.2 $1.5 $1.6 $1.8 $1.8 $1.9 $1.8 $1.3 $1.8 $1.8 $1.9 $2.1 $2.1 $2.0 $1.1 $1.3 $1.4 $1.6 $1.7 $1.6 $1.6 $0.4 $0.4 $0.6 $0.8 $0.8 $0.8 $0.9 $0.1 $0.1 $0.1 $0.3 $0.3 $0.3 $0.3 $4.2 $5.2 $5.5 $6.5 $6.7 $6.6 $6.6 2020 2021 2022 2023 Q1 '24 Q2 '24 Q3 '24 Demand Deposits NOW Accounts Money Market & Savings Retail Time Deposits Jumbo Time Deposits Demand Deposits 27% NOW Accounts 31% Money Market & Savings 24% Retail Time Deposits 14% Jumbo Time Deposits 4% 31.2% 32.1% 30.4% 28.6% 27.4% 28.2% 27.4%27.1% 25.7% 24.2% 23.1% 22.3% 21.7% Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 FBMS DDA % Southeast Median DDA %

16 Granular Loan Portfolio Dollars in millions Data as of 9/30/24 Size of our top 75 Relationships • Largest individual loan is $32.5 million total committed exposure • Total participations purchased are less than 2.70% of outstanding balances $55.0 $27.2 $19.8 $13.8 $10.9 1 10 25 50 75 Total Advanced % of Total Exposure Portfolio Relationship Groupings ($M) Top 10 Relationships $367.3 6.9% Top 25 Relationships 712.2 13.4% Top 50 Relationships 1,112.4 20.9% Top 75 Relationships 1,419.6 26.6%

17 Balanced Loan Portfolio Data as of 9/30/24 (1) Excludes owner-occupied CRE Loan Portfolio Mix CRE (1) Exposure by Type ▪ Granular loan portfolio, average loan size is ~$246 thousand ▪ Top 20 loans represent ~7.35% of total portfolio ▪ De Minimis consumer credit card loans ($1.8 million or 0.03% of total loans) ▪ Limited energy exposure ($21.0 million committed or 0.4% of total loans); $15.5 million funded ▪ De Minimis Shared National Credits (“SNCs”) of $55.3 million committed; $16.2 million funded ▪ Substandard loans increased substantially by 65 basis points in Q3 ‘24 ▪ Loan net charge-off % of 0.008% ▪ 30-day delinquencies at the end of Q3 ’24 were 43 basis points; 5 basis points above the 2024 YTD average Retail Center 22% Hotel 22% Professional Office 14% Retail Stand- Alone 5% Warehouse / Indust 5% Multi-Family 16% Medical Facilities 4% C-Stores - Gas Stations 2% Mobile Home Parks 3% Mini-Storage 6% C&D Exposure by Type Residential 1-4 21% Multi-Family 11% Retail 4% Warehouse / Indust. 3% Office 9% Land Development 30% Other 22% 1-4 Family 19% Other 4% 1-4 Family HELOC 2% Multifamily 4% Owner Occ. CRE 24% Non- Owner Occ. CRE 22% C&D 12% C&I 13%

18 Office Exposure Data as of 9/30/24; Dollars in millions Professional Office by GeographyOffice Portfolio Maturity Florida 41% Georgia 27% Mississippi 15% Louisiana 11% Alabama 6% Office Portfolio Owner Occupied Owner Occupied % of Total Non-Owner Occupied Non-Owner Occupied % of Total Cumulative % Maturing in 2024 $8.3 2% $5.4 1% 3% Maturing in 2025 14.6 3% 13.9 3% 9% Maturing in 2026 18.5 4% 20.5 4% 17% Maturing in 2027 33.6 7% 42.6 9% 33% Maturing Beyond 2027 206.2 43% 113.1 24% 100% Total $281.2 59% $195.4 41% Office Exposure Highlights ▪ Average professional office loan size — Non-Owner Occupied: $728 thousand ▪ 17.03% of the total office portfolio matures through 2026 ▪ Professional office space comprises 8.93% of total loans ▪ Substandard office loans / total office loans: 4.86%

19 Loan Concentrations Over Time C&D Loan Concentration Over Time CRE Loan Concentration Over Time Yearly data as of 12/31 each respective year; quarterly data for the three months ended each respective quarter Note: 100% and 300% are the interagency guidance figures for C&D Concentration and CRE Concentration of a banking institution’s total risk-based capital, respectively 153% 149% 171% 207% 206% 215% 214% 0% 100% 200% 300% 400% 2020 2021 2022 2023 Q1 '24 Q2 '24 Q3 '24 49% 55% 63% 71% 70% 69% 66% 0% 50% 100% 150% 200% 2020 2021 2022 2023 Q1 '24 Q2 '24 Q3 '24

20 Asset Quality Over Time NPAs / Loans + OREO (%) NCOs / Average Loans (%) ACL / NPLs (%)ACL / Loans (%) Yearly data as of or for the twelve months ended each respective year; quarterly data for the three months ended each respective quarter 1.5% 1.0% 0.5% 0.4% 0.4% 0.4% 0.5% 2020 2021 2022 2023 Q1' 24 Q2' 24 Q3 '24 0.11% 0.13% (0.05%) 0.06% 0.01% 0.04% 0.03% 2020 2021 2022 2023 Q1' 24 Q2' 24 Q3 '24 1.14% 1.04% 1.03% 1.05% 1.05% 1.05% 1.05% 2020 2021 2022 2023 Q1' 24 Q2' 24 Q3 '24 89% 110% 302% 456% 463% 374% 314% 2020 2021 2022 2023 Q1' 24 Q2' 24 Q3 '24

0.5% 0.4% 0.3% 0.4% 0.3% 0.0% 0.2% (0.0%) (0.0%) (0.0%) 0.0% (0.0%) 0.1% 0.1% (0.1%) 0.1% 1.3% 2.5% 2.5% 1.6% 1.1% 0.7% 0.5% 0.4% 0.5% 0.5% 0.5% 0.5% 0.5% 0.3% 0.3% 0.3% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 FBMS Banking Industry 21 History of Prudent Credit Culture 15-Year NCOs / Avg. Loans vs. Banking Industry (%) Source: FDIC Yearly data as of or for the twelve months ended each respective year Note: FDIC data as of 12/31/23 0.03% FBMS NCOs / Avg. Loans for the three months ended 9/30/24

22 CAPITAL & LIQUIDITY

23 Capital Position TCE / TA (%) (1) Leverage Ratio (%) Total Risk Based Capital Ratio (%)CET1 Ratio (%) Data as of 12/31 of each year, respectively; quarterly data for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” 9.2% 8.3% 6.9% 7.9% 8.1% 8.3% 8.9% 0.0% 5.0% 10.0% 15.0% 20.0% 2020 2021 2022 2023 Q1 '24 Q2 '24 Q3 '24 9.2% 9.2% 9.4% 9.7% 9.7% 10.0% 10.3% 0.0% 5.0% 10.0% 15.0% 20.0% 2020 2021 2022 2023 Q1 '24 Q2 '24 Q3 '24 13.5% 13.7% 12.7% 12.1% 12.2% 12.4% 12.5% 0.0% 5.0% 10.0% 15.0% 20.0% 2020 2021 2022 2023 Q1 '24 Q2 '24 Q3 '24 19.1% 18.6% 16.7% 15.0% 15.2% 15.3% 15.4% 0.0% 5.0% 10.0% 15.0% 20.0% 2020 2021 2022 2023 Q1 '24 Q2 '24 Q3 '24

l 24 Capital Position Including Unrealized Losses Data as of or for the three months ended 9/30/24 (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” (2) Assumes AOCI adjustments related to market valuations on securities and related hedges are included for regulatory capital calculations (3) Assumes AOCI adjustments related to market valuations on securities and related hedges as well as the fair value adjustment on HTM securities are included for regulatory capital calculations ▪ Reflected above is the hypothetical impact on capital if the mark on Accumulated Other Comprehensive Income (AOCI) Losses (2) and AOCI + Held- to-Maturity (HTM) (3) were included in the regulatory capital calculations ▪ Neither scenario is currently included, nor required to be included in the Company’s regulatory capital ratios Regulatory Capital & Adjusted Capital as of 9/30/24 9/30/24 As Reported Inc luding AOCI Losses (2) Inc luding AOCI + HTM Losses (3) TCE / TA Ratio (1) 8.9% 8.9% 8.6% Leverage Ratio 10.3% 9.1% 8.8% CET1 Ratio 12.5% 11.0% 10.6% Tier 1 Ratio 12.9% 11.4% 11.0% Total Risk-Based Capital Ratio 15.4% 13.9% 13.6%

25 Capital Appreciation & Returns to Shareholders Tangible Book Value per Share ($) (1) Dividends Declared per Share ($) Shares Repurchased (%) (3) Data as of 12/31 of each year, respectively; quarterly data for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” (2) Quarterly dividend of $0.25 annualized (3) Represents shares repurchased in period stated divided by common shares outstanding at prior period end $0.42 $0.58 $0.74 $0.90 $1.00 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2020 2021 2022 2023 Q3'24 1.5% 0.8% 2.9% 0.0% 0.0% 0.0% 1.0% 2.0% 3.0% 2020 2021 2022 2023 2024 YTD Dollars Returned to Shareholders ($M) $8.6 $12.0 $16.3 $28.2 $23.6$8.1 $5.2 $22.2 $16.7 $17.2 $38.5 $28.2 $23.6 $0.0 $10.0 $20.0 $30.0 $40.0 2020 2021 2022 2023 2024 YTD Cash Paid to Repurchase Shares Dividends Paid on Common Stock Dividend Growth CAGR Since 2020: 26% $21.65 $23.31 $17.97 $19.55 $20.15 $21.50 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 2020 2021 2022 2023 Q2 '24 Q3 '24 (2)

26 Liquidity Position Gross Loans / Deposits (%) Funding Sources 84.9% 74.6% 68.9% 56.6% 55.8% 68.8% 80.0% 79.3% 81.1% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 2019 2020 2020 (ex. PPP) 2021 2021 (ex. PPP) 2022 2023 Q2 '24 Q3' 24 Outstanding / Remaining Usage Bank Sources Available ($mm) Pledged ($mm) Availability ($mm) Percent (%) FHLB Fixed Rate Advances $2,515.4 $452.7 $2,062.7 18.0 % Overnight Fed Funds 85.0 0.0 85.0 0.0 Federal Reserve 340.5 110.0 230.5 32.3 $2,940.9 $562.7 $2,378.2 19.1 % Policy Policy September 30, 2024 Maximum Compliance Loans to Deposits (including FHLB) 79.9% 90.0 % In Policy Net Non-core Funding Dependency Ratio 7.8 20.0 In Policy Fed Funds Purchases / Total Assets 0.0 10.0 In Policy FHLB Advances / Total Assets 1.2 20.0 In Policy FRB Advances / Total Assets 1.4 10.0 In Policy Pledged Securities to Total Securities 63.7 90.0 In Policy Liquidity Highlights • As of September 30, the Company’s liquidity ratio was 14.3%, as compared to the internal liquidity policy guidelines of 10% minimum • Other liquidity ratios reviewed include the following along with policy guidelines: (1) Data as of 12/31 of each year, respectively; quarterly data for the three months ended each respective quarter (1) Letters of Credit (2) Excluding loans made subject to Paycheck Protection Program (PPP) (2)(2)

27 Securities Portfolio Composition Dollars in millions Data as of or for the three months ended 9/30/24 Available-For-Sale Portfolio Summary Held-To-Maturity Government Agency 1% MBS 56% Corporates 3% Treasury 0% TE & TX Muni 39% Government Agency 3% MBS 46%Corporates 2% Treasury 9% TE & TX Muni 41% Portfolio Distribution Amount % of Total Government Agency $16 3 % MBS 279 46 Corporates 10 2 Treasury 52 9 TE & TX Muni 245 41 Total $602 100% $1,742M Book Value 2.37% Book Yield ($91.6M) Unrealized Loss 5.4 Year Average Life 4.6 Year Effective Duration 65%/35% (AFS/HTM) Principal Cash Flow Schedule $227 Million in Principal Cash Flow by Q3 ‘25 $39.9 $70.9 $65.2 $51.2 $44.1 $72.6 $41.8 $69.4 $42.6 $75.1 $29.7 $36.7 2.0% 6.0% 10.0% 13.0% 15.0% 19.0% 22.0% 26.0% 28.0% 32.0% 34.0% 36.0% Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Q4 '26 Q1 '27 Q2 '27 Q3 '27 Quarterly Principal Cumulative Principal Returned as % of Total [No Collateralized Loan Obligation (CLO) securities within the Investment Portfolio] Portfolio Distribution Amount % of Total Government Agency $11 1 % MBS 643 56 Corporates 31 3 Treasury 5 0 TE & TX Muni 449 39 Total $1,140 100%

28 APPENDIX

Historical Financials 29 Dollars in thousands, except for per share data Annual data as of or for the twelve months ended each respective year; quarterly data as of or for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” For the Year Ended December 31, For the Three Months Ended, 2020 2021 2022 2023 12/31/23 3/31/24 6/30/24 9/30/24` ` Balance Sheet Data: Total Assets $5,153 $6,077 $6,462 $7,999 $7,999 $7,964 $7,966 $7,966 Gross Loans 3,124 2,967 3,779 5,173 5,173 5,144 5,257 5,322 Securities 1,050 1,774 1,983 1,735 1,735 1,745 1,771 1,715 Deposits 4,215 5,227 5,494 6,463 6,463 6,710 6,626 6,561 Tangible Common Equity (1) 457 490 432 608 608 621 635 678 Income Statement Data: Interest Income $179.3 $147.3 $154.5 $340.9 $88.7 $91.7 $91.0 $93.6 Interest Expense 26.7 19.7 22.6 91.6 31.1 34.3 33.2 34.5 Net Interest Income 152.7 158.2 172.2 249.3 57.7 57.3 57.8 59.0 Provision for Loan Losses 25.2 (1.1) (5.6) 14.5 1.3 0.0 1.7 1.0 Noninterest Income 41.9 37.5 37.0 46.7 2.3 12.7 13.3 12.2 Noninterest Expense 106.3 114.6 130.5 184.7 44.4 43.4 44.1 46.4 Income before Income Taxes 63.1 81.1 78.7 96.8 14.3 26.6 25.4 23.9 Income Tax Expense 10.6 16.9 15.8 21.3 3.3 6.0 5.7 5.3 Net Income 52.5 64.2 62.9 75.5 11.0 20.6 19.7 18.6 Net Income, Operating (1) 46.0 64.4 68.3 96.7 18.7 20.6 20.0 20.5 Performance Ratios: ROAA 1.10% 1.13% 1.01% 0.95% 0.56% 1.03% 0.99% 0.94 % ROAA, Operating (1) 0.96 1.14 1.09 1.22 0.95 1.03 1.01 1.03 ROATCE (1) 12.9 14.3 14.9 13.6 7.9 13.5 12.6 11.6 ROATCE, Operating (1) 25.9 13.3 16.2 17.5 13.4 13.5 12.8 12.8 Net Interest Margin (FTE) (1) 3.64 3.13 3.19 3.59 3.33 3.26 3.32 3.38 Efficiency Ratio 54.0 56.0 60.3 61.6 72.8 61.1 61.1 64.2 Efficiency Ratio, Operating (1) 55.0 57.4 57.4 56.2 62.0 61.1 60.6 60.6 Per Share Data: Common Stock Issued and Outstanding 21,115,009 21,019,037 24,025,762 31,399,803 31,399,803 31,528,748 31,525,232 31,511,260 Basic Earnings per Share $2.52 $3.03 $2.84 $2.39 $0.35 $0.66 $0.62 $0.59 Diluted Earnings per Share, Operating (1) 2.21 3.04 3.08 3.06 0.59 0.65 0.63 0.65 Tangible book value per share (1) 21.65 23.31 17.97 19.35 19.35 19.70 20.15 21.50 Dividends Per Share 0.42 0.58 0.74 0.90 0.24 0.25 0.25 0.25 Asset Quality: Nonperforming Assets / Total Assets 0.82% 0.50% 0.27% 0.25% 0.25% 0.23% 0.26% 0.31 % Nonperforming Assets / (Loans + OREO) 1.35 1.03 0.47 0.39 0.39 0.36 0.40 0.47 Allowance for Loan Losses / Total Loans 1.15 1.04 1.03 1.05 1.05 1.05 1.05 1.05 Allowance for Loan Losses / Nonperforming Loans 98.2 109.6 302.2 455.8 455.8 463.3 374.4 314.0 Net Loan Charge-offs / Average Loans 0.11 0.13 (0.05) 0.04 0.06 0.01 0.04 0.03 Capital Ratios: Tangible Common Equity / Tangible Assets (1) 9.21% 8.30% 6.90% 7.94% 7.94% 8.14% 8.33% 8.88 % Tier 1 Leverage Ratio 9.15 9.20 9.42 9.67 9.67 9.70 10.04 10.27 Common Equity Tier 1 Capital Ratio 13.54 13.70 12.66 12.05 12.05 12.20 12.37 12.47 Tier 1 Risk-based Ratio 14.01 14.10 13.00 12.47 12.47 12.60 12.77 12.87 Total Risk-based Capital Ratio 19.10 18.60 16.72 15.04 15.04 15.20 15.32 15.39

30 Non-GAAP Reconciliation The First Bancshares, Inc. Non-GAAP For the Year Ended December 31, For the Three Months Ended, December 31, March 31, June 30, September 30, (Dollars in thousands) 2020 2021 2022 2023 2023 2023 2024 2024 Net Income Available to Common $52,506 $64,167 $62,919 $75,457 $11,047 $20,628 $19,697 $18,571 Adjustments: Add: Acquisition and charter conversion charges 3,314 1,607 6,410 9,075 593 8 352 2,592 Less: Tax on acquisition and charter conversion charges (753) (406) (1,621) (2,296) (150) (2) (89) (656) Add: Initial Provision for Acquired Loans -- -- 3,855 10,727 -- -- -- -- Less: Tax on Initial Provision for Acquired Loans -- -- (976) (2,714) -- -- -- -- Less: Treasury awards (968) (1,826) (872) (6,197) -- -- -- -- Less: Bargain purchase gain and loss on sale of fixed assets (8,455) (903) (165) -- -- -- -- -- Less: BOLI Income from Death Proceeds -- -- (1,630) -- -- -- -- -- Add: Tax on treasury awards 245 462 221 1,568 -- -- -- -- Add: Tax on gain on sale 157 229 42 -- -- -- -- -- Add: Contributions related to Treasury awards -- 1,400 165 5,190 -- -- -- -- Less: Tax on Contributions related to Treasury awards -- (354) (42) (1,313) -- -- -- -- Add: Loss on securities repositioning -- -- -- 9,708 9,708 -- -- -- Less: Tax loss on securities repositioning -- -- -- (2,457) (2,457) -- -- -- Net Income, Operating $46,046 $64,376 $68,306 $96,748 $18,741 $20,634 $19,960 $20,507 Average diluted shares outstanding 20,822,650 21,175,323 22,154,577 31,565,791 31,587,506 31,630,745 31,679,827 31,713,385 Diluted earnings per share, operating $2.21 $3.04 $3.08 $3.06 $0.59 $0.65 $0.63 $0.65 Average Total Assets $5,136,136 $5,664,336 $6,245,500 $7,918,648 $7,917,303 $8,005,574 $7,939,783 $7,944,553 Return on Average Assets 1.02% 1.13% 1.01% 0.95% 0.56% 1.03% 0.99% 0.94% Return on Average Assets, Operating 0.90% 1.14% 1.09% 1.22% 0.95% 1.03% 1.01% 1.03% Average Common Equity $640,828 $672,121 $619,040 $894,392 $901,530 $952,708 $963,445 $975,359 Less: Average intangible assets (189,817) (171,482) (197,039) (341,155) (342,641) (340,238) (337,859) (335,468) Average Tangible Common Equity $451,011 $500,639 $422,000 $553,237 $558,889 $612,470 $625,586 $639,891 Return on Average Tangible Common Equity 11.6% 12.8% 14.9% 13.6% 7.9% 13.5% 12.6% 11.6% Return on Average Tangible Common Equity, Operating 10.2% 12.9% 16.2% 17.5% 13.4% 13.5% 12.8% 12.8%

31 Non-GAAP Reconciliation (cont.) The First Bancshares, Inc. Non-GAAP For the Three Months Ended, December 31, March 31, June 30, September 30, (Dollars in thousands) 2023 2024 2024 2024 Net Interest Income After Provision for Credit Losses $56,415 $57,341 $56,144 $58,014 Non Interest Income 2,346 12,679 13,319 12,242 Non Interest Expense (44,433) (43,425) (44,089) (46,394) Adjustments: Add: Acquisition charges 593 8 352 2,592 Add: Provision for Loan Losses 1,250 -- 1,650 1,000 Add: Loss on securities repositioning 9,708 -- -- -- Pre-tax Pre Provision Income, Operating $25,879 $26,603 $27,376 $27,454 Average Total Assets $7,917,303 $8,005,574 $7,939,783 $7,944,553 Pre-tax Pre Provision Return on Average Assets, Operating 1.31% 1.33% 1.38% 1.38%

32 Non-GAAP Reconciliation (cont.) The First Bancshares, Inc. Non-GAAP For the Year Ended December 31, For the Three Months Ended, December 31, March 31, June 30, September 30, (Dollars in thousands) 2020 2021 2022 2023 2023 2024 2024 2024 Operating Expense Total non-interest expense $106,341 $114,558 $130,488 $184,726 $44,433 $43,425 $44,089 $46,394 Pre-tax non-operating expenses (3,314) (3,007) (6,576) (14,265) (594) (8) (352) (2,592) Adjusted operating expense 103,027 111,551 123,912 170,461 43,839 43,417 43,737 43,802 Operating Revenue Net interest income, FTE $155,025 $159,678 $181,539 $253,299 $58,651 $58,339 $58,797 $60,004 Total non-interest income 41,876 37,473 36,974 46,705 2,346 12,679 13,319 12,242 Pre-tax non-operating items (9,423) (2,729) (2,667) 3,511 9,708 -- -- -- Adjusted operating revenue 187,478 194,422 215,846 303,515 $70,705 $71,018 $72,116 $72,246 Efficiency Ratio, Operating 55.0% 57.4% 57.4% 56.2% 62.0% 61.1% 60.6% 60.6%

33 Non-GAAP Reconciliation (cont.) The First Bancshares, Inc. Non-GAAP For the Three Months Ended, December 31, March 31, June 30, September 30, (Dollars in thousands) 2023 2024 2024 2024 Total non-interest income $2,346 $12,679 $13,319 $12,242 (Gain) Loss on Securities 9,670 48 (14) (225) (Gain) Loss on Sale of Premises and Equipment 524 -- (163) 344 Non-interest income, operating $12,540 $12,727 $13,142 $12,361 Operating Revenue Net interest income, FTE $58,651 $58,339 $58,797 $60,004 Total non-interest income 2,346 12,679 13,319 12,242 Pre-tax non-operating items 9,708 -- -- -- Adjusted Operating Revenue $70,705 $71,018 $72,116 $72,246 Non-interest income, operating / Adjusted Operating Revenue 17.7% 17.9% 18.2% 17.1% Operating Expense Total non-interest expense $44,433 $43,425 $44,089 $46,394 Pre-tax non-operating expenses (594) (8) (352) (2,592) Adjusted operating expense 43,839 43,417 43,737 43,802 Average Total Assets $7,917,303 $8,005,574 $7,939,783 $7,944,553 Adjusted Operating Expense / Average Assets 2.21% 2.17% 2.20% 2.21%

34 Non-GAAP Reconciliation (cont.) The First Bancshares, Inc. Non-GAAP For the Three Months Ended, December 31, March 31, June 30, September 30, (Dollars in thousands) 2020 2021 2022 2023 2023 2024 2024 2024 Total common equity $644,815 $676,172 $646,663 $959,912 $949,034 $959,912 $971,885 $1,011,683 Less: Goodwill and other intangibles (187,700) (186,171) (214,890) (338,946) (341,332) (338,946) (336,561) (334,178) Tangible common equity $457,115 $490,001 $431,773 $620,966 $607,702 $620,966 $635,324 $677,505 Total assets $5,152,760 $6,077,414 $6,461,717 $7,963,759 $7,999,345 $7,963,759 $7,965,800 $7,966,455 Less: Goodwill and other intangibles (187,700) (186,171) (214,890) (338,946) (341,332) (338,946) (336,561) (334,178) Tangible assets $4,965,060 $5,891,243 $6,246,827 $7,624,813 $7,658,013 $7,624,813 $7,629,239 $7,632,277 Tangible common equity / Tangible assets 9.2% 8.3% 6.9% 8.1% 7.9% 8.1% 8.3% 8.9% Common shares outstanding 21,115,009 21,019,037 24,025,762 31,528,748 31,399,803 31,528,748 31,525,232 31,511,260 Tangible book value per common share $21.65 $23.31 $17.97 $19.70 $19.35 $19.70 $20.15 $21.50

35 Non-GAAP Reconciliation (cont.) The First Bancshares, Inc. Non-GAAP For the Three Months Ended, December 31, March 31, June 30, September 30, (Dollars in thousands) 2023 2024 2024 2024 Net Interest Income $57,665 $57,341 $57,794 $59,014 Tax-Exempt Investment Income (2,911) (2,946) (2,965) (2,925) Taxable Investment Income 3,897 3,944 3,968 3,915 Net Interest Income, Fully Tax Equivalent 58,651 58,339 58,797 60,004 Less: Purchase accounting adjustments 3,235 2,627 2,067 2,008 Net Interest Income, Net of purchase accounting adjustments 55,416 55,712 56,730 57,996 Total Average Earning Assets $7,037,464 $7,158,932 $7,088,828 $7,094,901 Add: Average balance of loan valuation discount 27,573 24,675 22,341 20,306 Average Earning Assets, Excluding loan valuation discount 7,065,037 7,183,607 7,111,169 7,115,207 Net Interest Margin (Annualized) 3.28% 3.20% 3.26% 3.33% Net Interest Margin, Fully Tax Equivalent (Annualized) 3.33% 3.26% 3.32% 3.38% Core Net Interest Margin, Fully Tax Equivalent (Annualized) 3.14% 3.10% 3.19% 3.26%

36 Non-GAAP Reconciliation (cont.) The First Bancshares, Inc. Non-GAAP For the Three Months Ended, December 31, March 31, June 30, September 30, (Dollars in thousands) 2023 2024 2024 2024 Interest Income Investment Securities $10,803 $11,248 $11,833 $10,989 Tax-Exempt Investment Income (2,911) (2,946) (2,965) (2,925) Taxable Investment Income 3,897 3,944 3,968 3,915 Interest Income Investment Securities, Fully Tax Equivalent 11,789 12,246 12,836 11,979 Average Investment Securities $1,822,043 $1,811,076 $1,787,532 $1,714,458 Yield on Investment Securities (Annualized) 2.37% 2.48% 2.65% 2.56% Yield on Investment Securities, Fully Tax Equivalent (Annualized) 2.59% 2.70% 2.87% 2.79%